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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     May 14, 1996


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                          33-41850, 33-47934, 33-49850,
                          33-54462, 33-57988, 33-63684,
  United States           33-64244                             51-0331454
- -----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                             400 Christiana Road
                              Newark, DE. 19713
- ------------------------------------------------------------------------------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (302) 453-9930.
                                                    ---------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS


     In accordance with Section 2.07 of the MBNA Master Credit Card Trust Pooling and Servicing Agreement, $471,400,270.37 of Principal Receivables were removed from the Trust and reassigned to MBNA America Bank, National Association, on April 25, 1996. The amount of Investor Certificates remained at $7,400,000,000.01.



ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1991-1 (File No. 33-41850) Certificateholders'Statement for the month ended April 30, 1996.

     20.2. Series 1992-1 (File No. 33-47934) Certificateholders'Statement for the month ended April 30, 1996.

     20.3. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended April 30, 1996.

     20.4. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended April 30, 1996.

     20.5. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended April 30, 1996.

     20.6. Series 1993-2 (File No. 33-63684) Certificateholders'Statement for the month ended April 30, 1996.

     20.7. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended April 30, 1996.

     20.8. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended April 30, 1996.

     20.9. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended April 30, 1996.

    20.10. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended April 30, 1996.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1991-1 (File No. 33-41850) Key Performance Factors for the month ended April 30, 1996.

     99.2. Series 1992-1 (File No. 33-47934) Key Performance Factors for the month ended April 30, 1996.

     99.3. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended April 30, 1996.

     99.4. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended April 30, 1996.

     99.5. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended April 30, 1996.

     99.6. Series 1993-2 (File No. 33-63684) Key Performance Factors for the month ended April 30, 1996.

     99.7. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended April 30, 1996.

     99.8. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended April 30, 1996.

     99.9. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended April 30, 1996.

    99.10. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended April 30, 1996.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     May 14, 1996


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      Vice President